EXHIBIT 10.30

                          AMENDED AND RESTATED GUARANTY

         This AMENDED AND RESTATED GUARANTY ("Guaranty"), dated as of November 13, 1998, is made by each of the undersigned (each a "Guarantor" and collectively, the "Guarantors") in favor of the Administrative and Collateral Agent under the Credit Agreement.

                              W I T N E S S E T H:


                  WHEREAS, the Guarantors are a party to the Credit Agreement dated as of August 9, 1996 ("Credit Agreement") between the Guarantors, each of the financial institutions listed on Schedule I to the Credit Agreement or that, pursuant to Section 13.4 of the Credit Agreement, shall become a "Bank" under the Credit Agreement (individually, a "Bank" and collectively the "Banks"), NationsBank, N.A., as the Syndication Agent, and Bank of America National Trust and Savings Association, as the Administrative and Collateral Agent (the "Administrative and Collateral Agent" and, collectively with the Banks, the "Creditors"), as amended by the First Amendment to Credit Agreement, dated as of April 22, 1997 (the "First Amendment"), the Second Amendment to Credit Agreement, dated as of August 8, 1997 (the "Second Amendment"), the Third Amendment to Credit Agreement and Waiver, dated as of January 30, 1998 (the "Third Amendment"), the Fourth Amendment to Credit Agreement and Waiver, dated as of March 13, 1998 (the "Fourth Amendment"), and the Fifth Amendment to Credit Agreement and Waiver, dated as of April 15, 1998 (the "Fifth Amendment", collectively with the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, the "Amendments") (as amended, the "Existing Credit Agreement");

                  WHEREAS, the Guarantors and the Administrative and Collateral Agent are parties to the Guaranty, dated as of August 9, 1996 (the "Existing Guaranty");

                  WHEREAS, the Borrowers previously provided notice to the Administrative and Collateral Agent that certain Events of Default under Sections 10.9, 10.10 and 10.11 of the Existing Credit Facility will occur on September 30, 1998 due to the 1998 Third Quarter Charges and Reserves ("Financial Covenant Defaults");

                  WHEREAS, the Borrowers desire to issue at least $50,000,000 of Senior Subordinated Convertible Debentures, the Net Available Proceeds of which will be used to repay a portion of the Loans;

                  WHEREAS, the Borrowers have requested that the Banks amend and restate the Existing Credit Facility to avoid the occurrence of such Event of Default and to consent to the Borrowers issuance of the Senior Subordinated Convertible Debentures;

                  WHEREAS, the Borrowers, the Banks and the Administrative and Collateral Agent are parties to that certain Amended and Restated Credit Agreement dated as of November 13, 1998 (the "Credit Agreement");

                  WHEREAS, each Guarantor will obtain benefits from the Credit Agreement and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph.

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:

         Capitalized terms used but not defined in this Guaranty shall have the meanings assigned to them in the Credit Agreement and the rules of interpretation set forth in Section 1.3 of the Credit Agreement shall apply to this Guaranty. In addition, the following terms shall have the following meanings:

                  "Guaranteed Obligations" shall have the meaning assigned to such term in Section 2.

                  "Immaterial Subsidiaries" shall mean the Subsidiaries of Apria set forth on Schedule XI to the Credit Agreement.

                  "Other Parties" shall have the meaning assigned to such term in Section 11(c).

     1. Each Guarantor irrevocably and unconditionally, and jointly and severally, guarantees the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and Loans made to, the Borrowers under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit issued under the Credit Agreement and (y) all other obligations and indebtedness (including, without limitation, indemnities, Fees and interest on such obligations and indebtedness) of the Borrowers now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the other Credit Documents and the due performance and compliance by the Borrowers with the terms, conditions and agreements contained in the Credit Documents (all such principal, interest, obligations and liabilities being collectively referred to in this Guaranty as the "Guaranteed Obligations"); provided, that notwithstanding any provision to the contrary contained in this Guaranty or in any other Credit Document, the obligations of each Guarantor under this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render the Guaranteed Obligations of such Guarantor under this Guaranty subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law. Subject to the proviso in the preceding sentence, each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against any such Guarantor without proceeding against any Borrower, against any security for the Guaranteed Obligations, against any other Guarantor, or against any other guarantor under any other guaranty covering the Guaranteed Obligations. All payments by each Guarantor under this Guaranty shall be made on the same basis as payments by the Borrowers under Sections 5.3 and 5.4 of the Credit Agreement.

     2. Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations of the Borrowers to the Creditors whether or not due or payable by the Borrowers upon the occurrence of the events specified in Section 11.5 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States.

     3. The liability of each Guarantor under this Guaranty is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrowers whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of such Guarantor under this Guaranty shall not be affected or impaired by (a) any direction as to application of payment by the Borrowers, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrowers, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrowers or (e) any payment made to any Creditor on the indebtedness which any Creditor repays the Borrowers pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations under this Guaranty by reason of any such proceeding.

     4. The obligations of each Guarantor under this Guaranty are independent of the obligations of any other Guarantor, any other guarantor or the Borrowers, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrowers, and whether or not any other Guarantor, any other guarantor or the Borrowers be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability under this Guaranty or the enforcement thereof. Any payment by the Borrowers or other circumstance which operates to toll any statute of limitations as to the Borrowers shall operate to toll the statute of limitations as to each Guarantor.

     5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action taken by the Administrative and Collateral Agent or any other Creditors against, and any other notice to, any party liable thereon (including such Guarantor or any other Guarantor or guarantor).

     6. Any Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to any Guarantor, without impairing or releasing the obligations of any Guarantor under this Guaranty, upon or without any terms or conditions and in whole or in part:

          (a) change the manner, place or terms of payment of, or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security for such Guaranteed Obligations, or any liability incurred directly or indirectly in respect of such Guaranteed Obligations, and the guaranty made in this Guaranty shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those under this Guaranty) incurred directly or indirectly in respect thereof or in respect of this Guaranty, or any offset there-against;

          (c) exercise or refrain from exercising any rights against the Borrowers, any Guarantor or others or otherwise act or refrain from acting;

          (d) settle or compromise any of the Guaranteed Obligations, any security for such Guaranteed Obligations or any liability (including any of those under this Guaranty) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrowers to creditors of the Borrowers;

          (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrowers to the Creditors regardless of what liabilities of the Borrowers remain unpaid;

          (f) consent to or waive any breach of, or any act, omission or default under, any of the Credit Documents or any of the instruments or agreements referred to in such Credit Documents, or otherwise amend, modify or supplement any Credit Document or any of such other instruments or agreements; and

          (g) act or fail to act in any manner referred to in this Guaranty which may deprive any Guarantor of its right to subrogation against the Borrowers to recover full indemnity for any payments made pursuant to this Guaranty.

     7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security for such Guaranteed Obligations shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

     8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms of this Guaranty shall be conclusively presumed to have been created in reliance on this Guaranty. No failure or delay on the part of any Creditor in exercising any right, power or privilege under this Guaranty and no course of dealing between any Guarantor and any Creditor shall operate as a waiver such right, power or privilege; nor shall any single or partial exercise of any right, power or privilege under this Guaranty preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies expressly specified in this Guaranty are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand.

     9. Any indebtedness of the Borrowers now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrowers to the Creditors; and such indebtedness of the Borrowers to any Guarantor, if the Administrative and Collateral Agent, after an Event of Default has occurred, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the indebtedness of the Borrowers to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by such Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrowers to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

     10.(a)Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Creditors to (i) proceed against the Borrowers, any other Guarantor, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrowers, any other Guarantor, any other guarantor or any other party or (iii) pursue any other remedy in the Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrowers, any other Guarantor, any other guarantor or any other party other than payment in full of the Guaranteed Obligations, including without limitation any defense based on or arising out of the disability of the Borrowers, any other Guarantor, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of the Borrowers other than payment in full of the Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Administrative and Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Creditors may have against the Borrowers or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor under this Guaranty except to the extent the Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrowers or any other party or any security.

     (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrowers' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs under this Guaranty, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

     (c) Until the Guaranteed Obligations have been indefeasibly paid and performed in full, (i) each Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Creditors against the Borrowers or any other guarantor of the Guaranteed Obligations (collectively, the "Other Parties") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty; (ii) each Guarantor hereby further waives any right to enforce any other remedy which the Creditors now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the indebtedness of the Borrowers and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Creditors to secure payment of the indebtedness of the Borrowers; and (iii) each Guarantor also waives all claims (as such term is defined in the Bankruptcy Code) it may at any time otherwise have against any Other Party arising from any transaction whatsoever, including without limitation its right to assert or enforce any such claims.

     11. The Creditors agree that this Guaranty may be enforced only by the action of the Administrative and Collateral Agent in each case acting upon the instructions of the Required Banks, and that no Creditor shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative and Collateral Agent for the benefit of the Creditors upon the terms of this Guaranty.

     12. In order to induce the Banks to make Loans to the Borrowers, and to issue, and participate in, Letters of Credit for the account of the Borrowers pursuant to the Credit Agreement, each Guarantor hereby represents, warrants and covenants that:

          (a) Such Guarantor and each of its Subsidiaries (other than Immaterial Subsidiaries) (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification except for failures to be so qualified which, in the aggregate, would not have a Material Adverse Effect.

          (b) Such Guarantor has the corporate power to execute, deliver and perform the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Guaranty. Such Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as the enforceability of this Guaranty may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty, nor compliance by it with the terms and provisions of this Guaranty, (i) will contravene any provision of any material applicable Governmental Rule or any order, writ, injunction or decree of any court or Governmental Authority (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Guarantor pursuant to the terms of any indenture, instrument, mortgage, deed of trust, credit agreement or loan agreement, or any other Material Contract, to which such Guarantor is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of such Guarantor or any of its Subsidiaries (other than Immaterial Subsidiaries).

          (d) No material order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Initial Borrowing Date), or exemption by, any Governmental Authority is required (i) to authorize the execution, delivery and performance of this Guaranty or (ii) to establish the legality, validity, binding effect or enforceability of this Guaranty.

          (e) There are no actions, suits or proceedings pending or, to the best knowledge of the Guarantor, threatened (i) with respect to this Guaranty,
     (ii) with respect to any Indebtedness of the Guarantor or any of its Subsidiaries (other than Immaterial Subsidiaries) or (iii) that are reasonably likely to have a Material Adverse Effect.

          (f) On the date of this Guaranty and after giving effect to the incurrence by such Guarantor of the Contingent Obligations evidenced by this Guaranty (as limited by Section 2 of this Guaranty), (i) the assets of such Guarantor, at a fair valuation, will exceed its debts, (ii) the Guarantor will have sufficient capital to conduct its business and (iii) such Guarantor will not have incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature. For purposes of this clause (f), "debt" means any liability on a claim, and "claim" means
     (i) right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

     13. Each Guarantor covenants and agrees that on and after the date of this Guaranty and until the Total Commitments and all Letters of Credit have terminated and all Guaranteed Obligations have been paid in full, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 9 or 10 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

     14. Each Guarantor hereby jointly and severally agrees to pay all reasonable out-of-pocket costs and expenses of (x) each Creditor in connection with the enforcement of this Guaranty and, after an Event of Default shall have occurred and be continuing, the protection of such Creditor's rights under this Guaranty, and (y) of the Administrative and Collateral Agent in connection with any amendment, waiver or consent relating to this Guaranty (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) employed by the Administrative and Collateral Agent).

     15. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and their successors and assigns.

     16. Neither this Guaranty nor any provision of this Guaranty may be changed, waived, discharged or terminated in any manner whatsoever unless in writing duly signed by the Administrative and Collateral Agent (with the consent of the Required Banks) and each Guarantor directly affected by such change, waiver, discharge or termination (it being understood that the release or addition of any Guarantor under this Guaranty shall not constitute a change or waiver affecting any Guarantor other than the Guarantor so released or added).

     17. Each Guarantor acknowledges that an executed (or conformed) copy of the Credit Agreement has been made available to its principal executive officers and such officers are familiar with its contents.

     18.(a) In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Creditor is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor (including, without limitation, by branches and agencies of such Creditor wherever located) to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand under this Guaranty and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

     (b) Each Guarantor understands that if all or any part of the Obligations is secured by real property, such Guarantor shall be liable for the full amount of its liability under this Guaranty notwithstanding foreclosure on such real property by trustee sale or any other reason impairing such Guarantor's or any Creditor's right to proceed against any Guarantor or any Subsidiary of such Guarantor. Each Guarantor hereby waives, to the fullest extent permitted by law, all rights and benefits under Section 2809 of the California Civil Code (or any similar law in any other jurisdiction) purporting to reduce a guarantor's obligation in proportion to the principal obligation. Each Guarantor hereby waives all rights and benefits under Section 580a of the California Code of Civil Procedure (or any similar law in any other jurisdiction) purporting to limit the amount of any deficiency judgment which might be recoverable following the occurrence of a trustee's sale under a deed of trust, all rights and benefits under Section 580b of the California Code of Civil Procedure (or any similar law in any other jurisdiction) stating that no deficiency may be recovered on a real property purchase money obligation and all rights and benefits under Section 580d of the California Code of Civil Procedure (or any similar law in any other jurisdiction) stating that no deficiency may be recovered on a note secured by a deed of trust on real property in case such real property is sold under the power of sale contained in such deed of trust, if such sections, or any of them, have any application to this Guaranty or any application to such Guarantor. In addition, each Guarantor hereby waives, to the fullest extent permitted by law, without limiting the generality of the foregoing or any other provision of this Guaranty, all rights, defenses and benefits which might otherwise be available to such Guarantor under California Civil Code Sections 2809, 2810, 2819, 2821, 2839, 2845, 2846, 2847, 2848, 2849,
2850, 2855, 2899, 3275 and 3433 (or any similar law in any other  jurisdiction).

     19. All notices, requests, demands or other communications pursuant to this Guaranty shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at
(i) in the case of any Creditor, as provided in the Credit Agreement and (ii) in the case of any Guarantor, at its address set forth opposite its signature below; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

     20. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrowers), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation of this Guaranty or the cancellation of any Note or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees under this Guaranty for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

     21. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower or other Persons liable in respect of the Guaranteed Obligations (including any Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of any Guarantor against any Creditor shall have commenced to run, toll the running of such statute of limitations, and if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

     22. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF CALIFORNIA. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS APRIA AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND
ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH GUARANTOR AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT FOR THE PURPOSES OF THIS PROVISION ON TERMS SATISFACTORY TO THE ADMINISTRATIVE AND COLLATERAL AGENT. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH GUARANTOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING IN THIS GUARANTY SHALL AFFECT THE RIGHT OF ANY OF THE CREDITORS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR IN ANY OTHER JURISDICTION.

     (b) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     (c) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS GUARANTY OR THE SUBJECT MATTER OF THIS GUARANTY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT, IN TORT OR OTHERWISE. THE GUARANTORS ACKNOWLEDGE THAT THEY HAVE BEEN INFORMED BY THE AGENTS AND THE BANKS THAT THE PROVISIONS OF THIS SECTION 23(c) CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE AGENTS AND THE BANKS ARE RELYING IN ENTERING INTO THE CREDIT AGREEMENT AND EACH OTHER CREDIT DOCUMENT. ANY GUARANTOR, THE ADMINISTRATIVE AND COLLATERAL AGENT OR ANY BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 23(c) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH GUARANTOR, EACH AGENT AND EACH BANK TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

     23. (a) It is the desire and intent of each Guarantor and the Creditors that this Guaranty shall be enforced against each Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. In furtherance of the foregoing, it is noted that the obligations of each Guarantor has been limited as provided in
Section 2 of this Guaranty.

     (b) If, however, and to the extent, that the obligations of any Guarantor under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of such Guarantor (but not the Guaranteed Obligations of any other Guarantor unless such other Guarantor or Guarantors are individually subject to the circumstances covered by this Section 24) shall be deemed to be reduced and the affected Guarantor shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

     24. This Guaranty may be executed in any number of counterparts and by the different parties to this Guaranty on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties to this Guaranty shall be lodged with Apria and the Administrative and Collateral Agent.

     25. In the event that all of the capital stock of one or more Guarantors is sold in connection with a sale permitted by Section 10.2 of the Credit Agreement and the proceeds of such sale or sales are applied in accordance with the provisions of Section 5.2 of the Credit Agreement, to the extent applicable, each Guarantor (x) all of the capital stock of which is so sold or (y) which is a Subsidiary of a Guarantor all of the capital stock of which is so sold, shall be released from this Guaranty and this Guaranty shall, as to each Guarantor or Guarantors, terminate, and have no further force or effect.

     26. All payments made by any Guarantor under this Guaranty will be made without set-off, counterclaim or other defense.

     27. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


Address for all Guarantors:                   APRIA HEALTHCARE GROUP INC.
                                              APRIA HEALTHCARE, INC.
3560 Hyland Avenue                            APRIA NUMBER TWO, INC.
Costa Mesa, California 92626                  APRIACARE MANAGEMENT SYSTEMS, INC.
Attn: Philip Carter                           APRIA HEALTHCARE OF NEW YORK
Telephone: (714) 755-5600                        STATE, INC.
Facsimile: (714) 755-5617


                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

Accepted and Agreed to:

BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION,
as Administrative and Collateral Agent for the Banks


By:----------------------------------
   Name:
   Title: